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                                                                  Exhibit 23.1

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our reports dated February 15, 1996 accompanying the consolidated financial statements and schedule of North Star Universal, Inc. and Subsidiaries included in the Annual Report of North Star Universal, Inc. on Form 10-K for the year ended December 31, 1995. We hereby consent to the incorporation by reference of said reports in the registration statements of North Star Universal, Inc. on Forms S-8 (File No. 33-15257 effective July 19, 1987; File No.33-15258, effective July 19, 1987; and File No. 33-34748, effective May 29,
1990).


We have issued our reports dated February 15, 1996 accompanying the combined financial statements and schedule of ENStar (an operating unit of North star Universal, Inc.) included in the Annual Report of North Star Universal, Inc. on Form 10-K for the year ended December 31, 1995. We hereby consent to the incorporation by reference of said reports in the registration statements of North Star Universal, Inc. on Forms S-8 (File No. 33-15257 effective July 19, 1987; File NO. 33-15258, effective July 19, 1987; and File No. 33-34748, effective May 29, 1990).


                                                         /s/GRANT THORNTON LLP


Minneapolis, Minnesota
February 15, 1996

We have issued our reports dated February 14, 1996 accompanying the consolidated financial statements and schedule of Michael Foods, Inc. and Subsidiaries which are included in the Annual Report on Form 10-K of North Star Universal, Inc. for the year ended December 31, 1995. We hereby consent to the incorporation by reference of said reports in the registration statements of North star Universal, Inc. on Forms S-8 (File No. 33-15257 effective July 19, 1987; File No. 33-15258, effective July 19, 1987; and File No. 33-34748, effective May 29,
1990).


                                                         /s/GRANT THORNTON LLP


Minneapolis, Minnesota
February 14, 1996